QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

LETTER OF TRANSMITTAL

To Offer to Exchange Shares of Common Stock

of

TRANSATLANTIC HOLDINGS, INC.

for

1.5564 Validus Holdings, Ltd. Voting Common Shares

and

$8.00 in Cash

by

VALIDUS HOLDINGS, LTD.

Pursuant to the Prospectus/Offer to Exchange dated July 25, 2011

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON FRIDAY, SEPTEMBER 30, 2011, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Exchange Agent for the Offer is:

DESCRIPTION OF SHARES TENDERED

Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by stockholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent (as defined below) are being tendered. See Instruction 4.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH BELOW, WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be used for the exchange of shares of common stock, par value $1.00 per share (the "shares of Transatlantic common stock"), of Transatlantic Holdings, Inc. ("Transatlantic"), a Delaware corporation. Tendering Transatlantic stockholders may use this form if certificates evidencing shares of Transatlantic common stock are to be forwarded herewith or, unless an Agent's Message (as defined in

Instruction 2 below) is utilized, if delivery of shares of Transatlantic common stock is to be made by book-entry transfer to the account of BNY Mellon Shareowner Services (the "Exchange Agent") at the book-entry transfer facility pursuant to the procedures set forth in the section of the prospectus/offer to exchange dated July 25, 2011 (the "Prospectus/Offer to Exchange") titled "The Exchange Offer—Procedure for Tendering."

        Holders whose certificates evidencing shares of Transatlantic common stock are not immediately available or who cannot deliver their certificates evidencing shares of Transatlantic common stock and all other required documents to the Exchange Agent on or prior to the expiration time of the Offer (as defined herein), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their shares of Transatlantic common stock according to the guaranteed delivery procedures set forth in the section of the Prospectus/Offer to Exchange titled "The Exchange Offer—Procedure for Tendering." See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐
CHECK HERE IF CERTIFICATES(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9 BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS
CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Validus Holdings, Ltd. ("Validus"), a Bermuda exempted company, each of the above-described shares of common stock, par value $1.00 per share (the "shares of Transatlantic common stock"), of Transatlantic Holdings, Inc. ("Transatlantic"), a Delaware corporation, in exchange for 1.5564 voting common shares, par value $0.175 per share, of Validus (the "Validus common shares"), $8.00 in cash (less applicable withholding taxes and without interest) and cash in lieu of any fractional Validus common shares, upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange dated July 25, 2011, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the "Offer"). The Offer expires at 5:00 p.m., Eastern time, on Friday, September 30, 2011, unless extended as described in the Prospectus/Offer to Exchange (as extended, the "expiration time of the Offer"). The undersigned understands that Validus reserves the right to transfer or assign, in whole at any time or from time to time in part, to one or more of its affiliates, the right to exchange all or any portion of the shares of Transatlantic common stock tendered pursuant to the Offer, but any such transfer or assignment will not relieve Validus of its obligations under the Offer or prejudice the undersigned's rights to exchange shares of Transatlantic common stock validly tendered and accepted for exchange pursuant to the Offer.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of shares of Transatlantic common stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, Validus all right, title and interest in and to all of the shares of Transatlantic common stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Transatlantic common stock or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Prospectus/Offer to Exchange, other than any quarterly cash dividends paid in the ordinary course of business consistent with past practices to holders of shares of Transatlantic common stock (collectively, "Distributions")), (b) releases and discharges, to the fullest extent permitted by applicable law, Validus and its affiliates and assigns from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such shares of Validus common stock, including any claims that the undersigned is entitled to receive additional payments with respect to such shares of Transatlantic common stock and all Distributions and (c) irrevocably appoints BNY Mellon Shareowner Services (the "Exchange Agent") the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Transatlantic common stock and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares of Transatlantic common stock and Distributions), to (i) deliver certificates evidencing such shares of Transatlantic common stock and all Distributions, or transfer ownership of such shares of Transatlantic common stock and all Distributions on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Validus, (ii) present such shares of Transatlantic common stock and all Distributions for transfer on the books of Transatlantic (to the extent required by, or at the direction of, Validus and as permitted under Delaware law and Transatlantic's restated certificate of incorporation and amended and restated by-laws), and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Transatlantic common stock and all Distributions, all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, or through delivery of an Agent's Message, as defined in the section of the Prospectus/Offer to Exchange titled "The Exchange Offer—Procedure for Tendering," the tendering stockholder irrevocably appoints designees of Validus as such stockholder's agents, attorneys-in-fact and proxies, each with full power of substitution, to the fullest extent of such stockholder's rights with respect to the shares of Transatlantic common stock tendered by such stockholder and accepted for exchange by Validus (and all Distributions relating thereto). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Transatlantic common stock (and all Distributions relating thereto). Such appointment will be effective when, and only to the extent that, Validus accepts such shares of Transatlantic common stock for exchange. Upon appointment, all prior powers of attorney and proxies given by such stockholder with respect to such shares of Transatlantic common stock (and all Distributions relating thereto) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such stockholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Validus will, with respect to the shares of Transatlantic common stock (and all Distributions relating thereto) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of Transatlantic stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Validus reserves the right to require that, in order for shares of Transatlantic common stock to be deemed validly tendered, immediately upon Validus' acceptance of shares of Transatlantic common stock for exchange, Validus must be able to exercise full voting, consent and other rights with respect to such shares of Transatlantic common stock and all Distributions relating thereto.

        The foregoing proxies are effective only upon acceptance for exchange of shares of Transatlantic common stock tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies, absent an exchange of shares of Transatlantic common stock, for any meeting of Transatlantic stockholders, which will be made only pursuant to separate proxy materials complying with the requirements of the rules and regulations of the U.S. Securities and Exchange Commission.

        The undersigned hereby represents and warrants that (1) the undersigned owns the shares of Transatlantic common stock being tendered and all Distributions relating thereto, (2) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Transatlantic common stock and all Distributions relating thereto tendered hereby and, (3) when such shares of Transatlantic common stock are accepted for exchange by Validus, Validus will acquire good, marketable and unencumbered title thereto and to all Distributions relating thereto, free and clear of all liens, restrictions, charges and encumbrances, and none of such shares of Transatlantic common stock or any Distributions relating thereto will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Validus to be necessary or desirable to complete the sale, assignment and transfer of shares of Transatlantic common stock and all Distributions relating thereto tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Validus all Distributions in respect of shares of Transatlantic common stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Validus shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the shares of Transatlantic common stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Validus in its discretion.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

        The undersigned understands that the valid tender of shares of Transatlantic common stock pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange titled "The Exchange Offer—Procedure for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and Validus upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended, supplement or earlier terminated, the terms or conditions of any such extension, amendment, supplemented or termination). The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Validus may not be required to accept for exchange any of the shares of Transatlantic common stock tendered hereby.

        The undersigned understands that the delivery and surrender of shares of Transatlantic common stock that the undersigned has tendered is not effective, and the risk of loss of such shares of Transatlantic common stock does not pass to the Exchange Agent, unless and until the Exchange Agent receives this Letter of Transmittal, duly completed and signed, or an Agent's Message (as discussed in the Prospectus/Offer to Exchange in the section titled "The Exchange Offer—Procedure for Tendering") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Validus and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SHARES OF TRANSATLANTIC COMMON STOCK WILL BE DETERMINED BY VALIDUS, IN ITS DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING TRANSATLANTIC STOCKHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of shares of Transatlantic common stock will be deemed validly made until all defects and irregularities with respect thereto have been cured or waived. In addition, the undersigned understands that none of Validus or any of its affiliates or assigns, the Exchange Agent, the Information Agent (identified on the back page of the Letter of Transmittal), the Dealer Manager (identified on the back page of the Letter of Transmittal) or any other person is or will be under any duty to give notification of any defect or irregularity in the tender of any shares of Transatlantic common stock, or to waive any such defect or irregularity, or will incur any liability for failure to give any such notification or waiver.

        Unless otherwise indicated below under "Special Issuance Instructions," the undersigned hereby requests that the certificates for Validus common shares (or, at Validus' election, evidence of book-entry of Validus common shares) and a check for cash (including any cash in lieu of fractional Validus common shares) and the return of any certificates evidencing shares of Transatlantic common stock not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box titled "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box titled "Special Delivery Instructions," the undersigned hereby requests that the certificates for Validus common shares (or, at Validus' election, evidence of book-entry of Validus common shares) and a check for cash (including any cash in lieu of fractional Validus common shares) and any certificates evidencing shares of Transatlantic common stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holders(s) appearing above in the box titled "Description of Shares Tendered." In the event that the boxes below titled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, the undersigned hereby requests that the certificates for Validus common shares (or, at Validus' election, evidence of book-entry of Validus common shares) and a check for cash (including any cash in lieu of fractional Validus common shares) and the return of any certificates evidencing shares of Transatlantic common stock not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Stockholders tendering shares of Transatlantic common stock by book-entry transfer may request that shares of Transatlantic common stock not exchanged be credited to such account at the book-entry transfer facility as such stockholder may designate under "Special Issuance Instructions." If no such instructions are given, any such shares of Transatlantic common stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated herein. The undersigned recognizes that Validus has no obligation, pursuant to the "Special Issuance Instructions" or otherwise to transfer any shares of Transatlantic common stock from the name of the registered holder(s) thereof if Validus does not accept for exchange any of the shares of Transatlantic common stock so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if the certificates for Validus common shares (or, at Validus' election, evidence of book-entry of Validus common shares), the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest), if applicable, and/or certificates evidencing shares of Transatlantic common stock not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) listed above in the box titled "Description of Shares Tendered."

Issue (please check one or both, as applicable):

☐ Check        ☐ Share Certificate(s) to:

Name:
(Please Print)
Address:
(Zip Code)

Area Code and Telephone Number:
Taxpayer Identification Number or Social Security Number:
(See Form W-9 attached; foreign stockholder see appropriate Form W-8)
☐
Credit shares of Transatlantic common stock tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if the certificates for Validus common shares (or, at Validus' election, evidence of book-entry of Validus common shares), the check for cash payable pursuant to the Offer (less applicable withholding taxes and without interest), if applicable, and/or certificates evidencing shares of Transatlantic common stock not tendered or not accepted for exchange are to be sent to an address other than the address(es) of the registered holders(s) listed above in the box titled "Description of Shares Tendered."

Mail (please check one or both, as applicable):

☐ Check        ☐ Share Certificate(s) to:

Name:
(Please Print)
Address:
(Zip Code)

Area Code and Telephone Number:
Taxpayer Identification Number or Social Security Number:
(See Form W-9 attached; foreign stockholder see appropriate Form W-8)

  IMPORTANT—SIGN HERE
  (Please Complete Form W-9 Attached)

Dated:
(Signa- ture(s) of Stock- holder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:
(Please Print)

Capacity (Full Title):

Address:
(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Form W-9 attached; foreign stockholder see appropriate Form W-8)

  GUARANTEE OF SIGNATURE(S)
  FOR USE BY ELIGIBLE INSTITUTIONS ONLY
  (If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Title:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of shares of Transatlantic common stock and such holder(s) have not completed either the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions" on this Letter of Transmittal or (b) if shares of Transatlantic common stock are tendered for the account of a financial institution that is a member of the Securities Transfer Agents Medallion Signature Program or by any other "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by Transatlantic stockholders either if certificates evidencing shares of Transatlantic common stock are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the shares of Transatlantic common stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a stockholder to validly tender shares of Transatlantic common stock pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration time of the Offer and either (i) certificates evidencing shares of Transatlantic common stock must be received by the Exchange Agent at one of such addresses prior to the expiration time of the Offer or (ii) all shares of Transatlantic common stock delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the expiration time of the Offer or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

        Stockholders whose certificates evidencing shares of Transatlantic common stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration time of the Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Transatlantic common stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

        Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Validus, must be received by the Exchange Agent prior to the expiration time of the Offer and (c) certificates evidencing shares of Transatlantic common stock, in proper form for transfer (or a book-entry confirmation with respect to all tendered shares of Transatlantic common stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

        The term "Agent's Message" means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the shares of Transatlantic common stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Validus may enforce such agreement against the participant.

        THE METHOD OF DELIVERY OF THE SHARES OF TRANSATLANTIC COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN

RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional shares of Transatlantic common stock will be accepted for tender or exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their shares of Transatlantic common stock for exchange.

        3.    Inadequate Space.    If the space provided herein under "Description of Shares Tendered" is inadequate, the number of shares of Transatlantic common stock tendered and the certificate numbers evidencing such shares of Transatlantic common stock, if applicable, should be listed on a separate signed schedule and attached hereto.

        4.    Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all shares of Transatlantic common stock evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of shares of Transatlantic common stock that are to be tendered in the box titled "Number of Shares Tendered." In such cases, new certificates evidencing the remainder of the shares of Transatlantic common stock that were evidenced by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box titled "Description of Shares Tendered," unless otherwise provided in the box(es) titled "Special Delivery Instructions" and/or "Special Issuance Instructions" herein, as soon as practicable after the expiration time of the Offer or the termination of the Offer. All shares of Transatlantic common stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of shares of Transatlantic common stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such shares of Transatlantic common stock without alteration, enlargement or any other change whatsoever.

        If any shares of Transatlantic common stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any shares of Transatlantic common stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Transatlantic common stock.

        If this Letter of Transmittal is signed by the registered holder(s) of shares of Transatlantic common stock tendered hereby, no endorsements of certificates evidencing shares of Transatlantic common stock or separate stock powers are required, unless the Validus common shares are to be issued to, or certificates evidencing shares of Transatlantic common stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing shares of Transatlantic common stock tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate evidencing shares of Transatlantic common stock or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Validus of such person's authority so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Validus will pay all stock transfer taxes with respect to the transfer of any shares of Transatlantic common stock to it, or by its order, pursuant to the Offer. If, however, issuance of Validus common shares is to be made to, or certificate(s) evidencing shares of Transatlantic common stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates evidencing shares of Transatlantic common stock are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such stockholder for the exchange of such shares of Transatlantic common stock in the Offer, unless evidence satisfactory to Validus of the payment of such taxes, or exemption therefrom, is submitted.

        7.    Special Issuance and Delivery Instructions.    If certificates (or, at Validus' election, evidence of book-entry transfer) for Validus common shares and, if applicable, any shares of Transatlantic common stock not tendered or not accepted for exchange or a check for cash (including any cash in lieu of fractional Validus common shares) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box titled "Description of Shares Tendered" or if any certificates evidencing shares of Transatlantic common stock not tendered or not exchanged or a check are to be sent to someone other than the registered holder(s) listed above in the box titled "Description of Shares Tendered" or to the registered holder(s) listed above in the box titled "Description of Shares Tendered" at an address other than that listed above in the box titled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering shares of Transatlantic common stock by book-entry transfer may request that shares of Transatlantic common stock not exchanged be credited to such account at the book-entry transfer facility as such stockholder may designate under "Special Issuance Instructions." If no such instructions are given, any such shares of Transatlantic common stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

        8.    Important Tax Information for Transatlantic Stockholders.    Under current U.S. federal income tax law, the Exchange Agent (as payer) may be required under the backup withholding rules to withhold a portion of any payments made to certain Transatlantic stockholders (or other payees) pursuant to the Offer and the second-step merger or as a result of the exercise of appraisal/dissenters' rights, if any, in connection with the second-step merger. To avoid such backup withholding, each tendering Transatlantic stockholder must timely provide the Exchange Agent with such stockholder's correct taxpayer identification number ("TIN") on Internal Revenue Service ("IRS") Form W-9, attached hereto (or available from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at http://www.irs.gov), or otherwise establish a basis for exemption from backup withholding (currently imposed at a rate of 28%). Certain Transatlantic stockholders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt Transatlantic stockholders should furnish their TIN, check the box labeled "Exempt from backup withholding," and sign, date and send the IRS Form W-9 to the Exchange Agent. Foreign persons, including entities, may qualify as exempt recipients by submitting to the Exchange Agent a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that stockholder's foreign status. The applicable IRS Form W-8BEN can be obtained from the IRS or from the Exchange Agent. If a Transatlantic stockholder is an individual who is a U.S. citizen or resident, the TIN is generally his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and/or payments made with respect to shares of Transatlantic common stock exchanged pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements, if done willfully, may also result in the imposition of criminal and/or civil fines and penalties. See IRS Form W-9 attached hereto for additional information.

        If backup withholding applies, the Exchange Agent is required to withhold on any payments made to the Transatlantic stockholder (or other payee). Backup withholding is not an additional tax. A Transatlantic stockholder subject to the backup withholding rules will be allowed a credit of the amount withheld against such stockholder's U.S. federal income tax liability, and, if backup withholding results in an overpayment of tax, such stockholder may be entitled to a refund, provided the requisite information is correctly furnished to the IRS in a timely manner.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    If the certificate(s) representing shares of Transatlantic common stock to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (a) complete this Letter of Transmittal and check the appropriate box above and (b) contact American Stock Transfer & Trust Company LLC, the transfer agent for shares of Transatlantic common stock, immediately by calling (800) 937-5449. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.

        10.    Waiver of Conditions.    Except as described in the Prospectus/Offer to Exchange, the conditions of the Offer may be waived, in whole or in part, by Validus, in its discretion, at any time and from time to time, in the case of any shares of Transatlantic common stock tendered.

        11.    Questions and Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its address and telephone number, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

        12.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Transatlantic common stock and any notice of withdrawal will be determined by Validus, in its discretion, which determination shall be final and binding to the fullest extent permitted by law. Validus reserves the absolute right to reject any and all tenders of shares of Transatlantic common stock determined by it to not be in proper form or the acceptance of or exchange for which may, in the opinion of Validus' counsel, be unlawful. Validus also reserves the absolute right to waive any defect or irregularity in the tender of any shares of Transatlantic common stock of any particular Transatlantic stockholder, whether or not similar defects or irregularities are waived in the case of other Transatlantic stockholders. No tender of shares of Transatlantic common stock will be deemed to be validly made until all defects and irregularities with respect thereto have been cured or waived. None of Validus or any of its affiliates or assigns, the Dealer Manager, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defect or irregularity in the tender of shares of Transatlantic common stock, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. Validus' interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding to the fullestest extent permitted by law.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

        Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. In such case, a Letter of Transmittal and certificates evidencing shares of Transatlantic common stock and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

        If Validus becomes aware of any jurisdiction in which the making of the Offer or the tender of shares of Transatlantic common stock in connection therewith would not be in compliance with applicable law, Validus will make a good faith effort to comply with any such law. If, after such good faith effort, Validus cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares of Transatlantic common stock in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Validus by the Dealer Manager or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
        See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > .....
☐ Other (see instructions) >

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
Employer identification number [ ][ ]-[ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

     Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 1-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

     The following payees are exempt from backup withholding:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

     2. The United States or any of its agencies or instrumentalities,

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

     5. An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

     6. A corporation,

     7. A foreign central bank of issue,

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

     9. A futures commission merchant registered with the Commodity Futures Trading Commission,

     10. A real estate investment trust,

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

     12. A common trust fund operated by a bank under section 584(a),

     13. A financial institution,

     14. A middleman known in the investment community as a nominee or custodian, or

     15. A trust exempt from tax under section 664 or described in section 4947.

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor [2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual		The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))		The grantor*
For this type of account:			Give name and EIN of:
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity [4]
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
11.	Partnership or multi-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))		The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

     Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its address and telephone number, in each case, as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:

By Mail:	By Overnight Courier or By Hand:
BNY Mellon Shareowners Services	BNY Mellon Shareowner Services
Attn: Corporate Actions Dept., 27th Floor	Attn: Corporate Actions Dept., 27th Floor
P.O. Box 3301	480 Washington Boulevard
South Hackensack, New Jersey 07606	Jersey City, New Jersey 07310

By Facsimile:
(For Eligible Institutions Only)
201-680-4626

Confirm Facsimile Transmission:
201-680-4860

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call Toll Free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

The Dealer Manager for the Offer is:

Greenhill & Co., LLC
300 Park Avenue
New York, New York 10022
Call Toll-Free: (888) 504-7336

QuickLinks

  Exhibit 99.1
LOST CERTIFICATES
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER